                                                                    EXHIBIT 10.6

                                  OFFICE LEASE


                                     between


                             MARKET & SECOND, INC.,
                             a Delaware Corporation


                                   as Landlord



                                       and

                   INTERNET ACCESS FINANCIAL CORPORATION, INC.
                            a California corporation



                                    as Tenant





                                   Dated as of

                               September 24, 1997
                            San Francisco, California

                                  OFFICE LEASE
                            BASIC LEASE INFORMATION


Date:                                  September 24, 1997


Landlord:                              MARKET & SECOND, Inc.
                                       a Delaware Corporation


Tenant:                                INTERNET ACCESS FINANCIAL
                                       CORPORATION, INC.
                                       a California corporation


Building (Paragraph 1(a)):             595 Market Street
                                       San Francisco, California, 94105


Premises (Paragraph 1(b)):


Term Commencement
(Paragraph 2):                         December 1, 1997 or the date that
                                       Landlord delivers the Premises in
                                       accordance with Exhibit C attached
                                       hereto.

Term Expiration
(Paragraph 2):                         December 31, 1999

Rental Commencement
(Paragraph 3(a)):                      December 1, 1997 or the date that
                                       Landlord delivers the Premises in
                                       accordance with Exhibit C attached
                                       hereto.



Base Rent (Paragraph 3(a)):            $11,458.00 per month,
                                       $137,496.00 per year

Base Year (Paragraph 1(c)):            1998

Tenant's Percentage Share
(Paragraph 1(h)):                      1.016%

Security Deposit
(Paragraph 33):                        $22,916.00

Tenant's Address
for Notices (Paragraph 35):            595 Market Street, Suite 2250
                                       San Francisco, Ca 94105

Landlord's Address
for Notices (Paragraph 35):            Market & Second, Inc.,
                                       c/o GSIC Realty Corporation

                                       255 Shoreline Drive, Suite 600
                                       Redwood City, California 94065


        With a copy to:                Compass Management and Leasing
                                       595 Market Street, Suite 2210
                                       San Francisco, CA 94105

Brokers (Paragraph 40):                CB Commercial
                                       275 Battery Street, 13th Floor
                                       San Francisco, CA 94104


Exhibit's and Addendum (Paragraph 43):

                              Exhibit A - Plan Outlining Premises
                              Exhibit B - Rules & Regulations
                              Exhibit C - Tenant Improvement Workletter
                              Addendum to Lease



The provisions of the Lease identified above in parentheses are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.



TENANT                                  LANDLORD

INTERNET ACCESS                         MARKET & SECOND, INC.,
FINANCIAL CORPORATION, INC.             A DELAWARE CORPORATION
A CALIFORNIA CORPORATION



By: /s/ TIM COLTRELL                     By: /s/ [SIG]
   -------------------------------         -------------------------------


Its: C.O.O.                             Its: AUTHORIZED SIGNATORY
    ------------------------------          ------------------------------

                                        By: /s/ PETER STANFORD
                                           -------------------------------

                                        Its: AUTHORIZED SIGNATORY
                                            ------------------------------

                               TABLE OF CONTENTS

                                            PAGE
1. Definitions ...........................   1
2. Term; Condition of Premises ...........   2
3. Rental ................................   3
4. Escalation Rent Payments ..............   4
5. Use ...................................   5
6. Services ..............................   5
7. Impositions Payable by Tenant .........   6
8. Alterations ...........................   7
9. Liens .................................   8
10. Repairs ..............................   8
11. Destruction or Damage ................   8
12. Insurance ............................   8
13. Subrogation ..........................   9
14. Indemnification ......................  10
15. Compliance with Legal Requirements ...  10
16. Assignment and subletting ............  10
17. Rules; No Discrimination .............  10
18. Entry by Landlord ....................  13
19. Events of Default ....................  13
20. Termination upon Default .............  13
21. Continuation after Default ...........  14
22. Other Relief .........................  15
23. Landlord's Right to Cure Defaults ....  15
24. Attorneys' Fees ......................  15
25. Eminent Domain .......................  16
26. Subordination ........................  16
27. No Merger ............................  17
28. Sale .................................  17
29. Estoppel Certificate .................  17
30. No Light, Air, or View Easement ......  17
31. Holding Over .........................  17
32. Abandonment ..........................  17
33. Security Deposit .....................  18
34. Waiver ...............................  18
35. Notices and Consents .................  18
36. Complete Agreement ...................  18
37. Corporate Authority ..................  18
38. Partnership Authority ................  19
39. Limitation of Liability to Building ..  19
40. Brokers ..............................  19
41. Substitution of Premises .............  19
42. Miscellaneous ........................  19
43. Exhibits .............................  20
44. Additional Provisions ................  20

Rules and Regulations
Exhibit ( s ) and Addendum

                                  OFFICE LEASE

     THIS LEASE, dated September 24, 1997, is made and entered into by MARKET & SECOND, Inc., a Delaware Corporation (Landlord) and INTERNET ACCESS FINANCIAL CORPORATION, Inc., a California corporation (Tenant).

                                   WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the premises described in paragraph 1(b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

     1. Definitions. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

          (a) The term "Building" shall mean the land and other real property described in the Basic Lease Information, as well as any property interest in the area of the streets bounding the parcel described in the Basic Lease Information, and all other improvements on or appurtenances to said parcel or said streets.

          (b) The term "Premises" shall mean the portion of the Building located on the floor(s) specified in the Basic Lease Information which is crosshatched on the floor plan(s) attached to this Lease as Exhibit A.

          (c) The term "Base Year" shall mean the calendar year specified in the Basic Lease Information as the Base Year.

          (d) The term "Operating Expenses" shall mean (1) all costs of management, operation and maintenance of the Building, including, without limitation: wages, salaries and payroll burden of employees; property management fees; janitorial, maintenance, lobby attendant and other services; Building office rent or rental value; power, water, waste disposal and other utilities; materials and supplies; maintenance, replacements and repairs; license costs; insurance premiums and the deductible portion of any insured loss; and depreciation of all personal property, fixtures and equipment (including window washing machinery) used in the management, operation, maintenance and repair of the Building and depreciation on exterior window coverings provided by Landlord and carpeting in public corridors and common areas; and (2) the cost of any capital improvements made to the Building by Landlord after the Base Year that are reasonably anticipated to reduce other Operating Expenses or are required for the health and safety of tenants, or made to the Building by Landlord after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost or allocable portion thereof to be amortized over such reasonable period as Landlord shall determine together with interest on the unamortized balance at the rate of 10% per annum or such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing or acquiring such capital improvements. Operating Expenses shall not include:
Property Taxes; depreciation on the Building other than depreciation on exterior window covering provided by Landlord and carpeting in public corridors and common areas; costs of tenants' improvements; real estate brokers' commissions; interest (except as stated in clause (2) above); and capital items other than those referred to in clause (2) above. Actual Operating Expenses for the Base Year and each subsequent calendar year shall be adjusted, if necessary, to equal Landlord's reasonable estimate of Operating Expenses for a full calendar year and, if the



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

total square footage of the Building occupied during such full calendar year is less than ninety-five percent (95%), to reflect a ninety-five percent (95%) occupancy level of the Building. Landlord and Tenant acknowledge that certain of the costs of management, operation and maintenance of the Building and certain of the costs of the capital improvements referred to in clause (2) above may be allocated exclusively to a single component of the Building (e.g. to an office area, a retail area or a parking facility) and certain of such costs may be allocated among such components. The determination of such costs and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis.

          (e) The term "Base Operating Expenses" shall mean the Operating Expenses paid or incurred by Landlord in the Base Year.

          (f) The term "Property Taxes" shall mean all taxes, service payments in lieu of taxes, assessments, general or special, excises, exactions, transit charges, housing fund assessments or other housing charges, child care assessments or levies, fees or charges, general or special, ordinary or extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed or imposed by any public authority upon the Building, or its use, occupancy or operations, or upon any personal property used in the operation of the Building, or with respect to services or utilities consumed in the use, occupancy or operations of the Building, or upon Landlord with respect to the Building, or upon the act of leasing any space within the Building, or in connection with the business of renting space within the Building or with respect to the possession, leasing, operation, use or occupancy by Tenant of the Premises or any portion thereof, or upon or measured by the gross rentals received by Landlord from the Building. Property Taxes shall also include (i) any tax, fee or other excise, however described, which may be levied or assessed in lieu of, or as a substitute, in whole or in part, for, or as an addition to, any other Property Taxes, and (ii) any interest or penalties charged on account of any such Property Taxes. Property Taxes shall not include (x) corporate income or franchise taxes, (y) inheritance or estate taxes imposed upon or assessed against the Building or any part thereof or interest therein, and (z) taxes computed upon the basis of the net income derived from the Building by Landlord or the owner of any interest therein, unless, due to a change in the method of taxation, any of such taxes is levied or assessed against Landlord in lieu of, or as a substitute; in whole or in part, for, or as an addition to, any other charge which would otherwise constitute a Property Tax.

          (g) The term "Base Property Taxes" shall mean the amount of Property Taxes paid by Landlord allocable to the Base Year.

          (h) The term "Tenant's percentage share" shall mean the percentage figure specified in the Basic Lease Information.

     2. Term; Condition of Premises. The term of this Lease shall commence and, unless sooner terminated as hereinafter provided, shall end on the dates respectively specified in the Basic Lease Information. Unless otherwise agreed by Landlord and Tenant in this Lease, Landlord shall deliver the Premises to Tenant on the commencement of the term in their then existing condition with no alterations being made by Landlord. If Landlord has undertaken in this Lease to make any alterations to the Premises prior to commencement of the term and the alterations are completed prior to the date set forth in the Basic Lease Information for commencement of the term, if Tenant desires to take occupancy in advance of such date and Landlord consents to such prior occupancy Landlord shall deliver the Premises to Tenant on such advance date as shall be mutually approved by Landlord and Tenant and, notwithstanding anything to the contrary contained herein, the term of this Lease shall commence upon such delivery. If Landlord, for any reason whatsoever, cannot deliver the Premises to Tenant at the commencement of the term, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but in that event rental shall be waived for the period between the commencement of the term and the time when Landlord delivers the Premises to Tenant. No delay in delivery of the Premises shall operate to extend the term hereof.

     3. Rental.

          (a) Tenant shall pay to Landlord throughout the term of this Lease as rental for the Premises the sum specified in the Basic Lease Information as the Base Rent, provided that the rental payable during each calendar year subsequent to the Base Year shall be the Base Rent, increased by Tenant's percentage share of the total dollar increase, if any, in Operating Expenses paid or incurred by Landlord in such year over the Base Operating Expenses, and also increased by Tenant's percentage share of the total dollar increase, if any, in Property Taxes paid by Landlord in such year over the Base Property Taxes. Tenant acknowledges that the Basic Lease Information may set forth different percentage shares of Operating Expenses and Property Taxes or a single percentage share applicable to both. The increased rental due pursuant to this subparagraph (a) is hereinafter referred to as "Escalation Rent."

          (b) Rental shall be paid to Landlord on or before the first day of the term hereof and on or before the first day of each and every successive calendar month thereafter during the term hereof. In the event the term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and last fractional months of the term hereof shall be appropriately prorated.

          (c) All sums of money due from Tenant hereunder not specifically characterized as rental shall constitute additional rent, and if any such sum is not paid when due it shall nonetheless be collectible as additional rent with the next installment of rental thereafter falling due, but nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Landlord.

          (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period described in paragraph 19(a) will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any encumbrances covering the Building and the Premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord prior to the expiration of any applicable grace period described in paragraph 19(a), Tenant shall pay to Landlord a late charge equal to 5% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant based on the circumstances existing as of the date of this Lease. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

          (e) Any amount due from Tenant, if not paid when first due, shall bear interest from the date due until paid at an annual rate equal to 4% over the annual prime rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time (but in no event in excess of the maximum rate of interest permitted by law), provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default hereunder by Tenant.

          (f) All payments due from Tenant shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

     4. Escalation Rent Payments.

          (a) With respect to each calendar year during the term of this Lease subsequent to the Base Year, Tenant shall pay to Landlord as additional rent, at the times hereinafter set forth, an amount equal to the Escalation Rent. Prior to or anytime after the commencement of any calendar year subsequent to the Base Year Landlord may, but shall not be required to, notify Tenant of Landlord's estimate of the amount, if any, of the Escalation Rent for such current calendar year. Tenant shall pay to Landlord on the first day of each calendar month during such current calendar year one-twelfth (1/12) of the amount of any such estimated Escalation Rent for such current calendar year payable by Tenant hereunder. If at any time or times Landlord determines that the amount of any Escalation Rent payable by Tenant for the current year will vary from its estimate by more than 5%, Landlord may, by notice to Tenant, revise Landlord's estimate for such year, and subsequent payments by Tenant for such year shall be based on such revised estimate. Following the close of each calendar year, Landlord shall deliver to Tenant a statement of the actual amount of Escalation Rent for the immediately preceding year, accompanied by a statement made by an accounting or auditing officer designated by Landlord showing the Operating Expenses and Property Taxes on the basis of which Escalation Rent was determined. The statement of said accounting or auditing officer shall be final and binding upon Landlord and Tenant. All amounts payable by Tenant as shown on said statement, less any amounts theretofore paid by Tenant on account of Landlord's earlier estimate of Escalation Rent for such calendar year made pursuant to this paragraph 4, shall be paid by or, if Tenant theretofore shall have paid more than such amounts, reimbursed to Tenant within ten (10) days after delivery of said statement to Tenant. Landlord shall grant an independent certified accountant appointed by Tenant, at Tenant's sole cost, access to inspect Landlord's books and records relating to this Lease to ensure and verify compliance with the provisions of this Section 4, provided that such independent certified accountant and Tenant shall sign and be bound by any reasonable non-disclosure agreement concerning any proprietary or confidential information of Landlord revealed in the course of such access or inspection. Tenant shall provide Landlord with reasonable advance notice of such inspection which shall be performed on a non-interference basis during ordinary business hours, and no more than once during any calendar year.

          (b) If this Lease shall terminate on a day other than the last day of a calendar year, the amount of any Escalation Rent payable by Tenant for the calendar year in which this Lease terminates shall be prorated on the basis by which the number of days from the commencement of said calendar year to and including said date on which this Lease terminates bears to 365 and shall be due and payable when rendered notwithstanding termination of this Lease. Escalation rent allocable to the calendar year in which this Lease terminates shall be deemed to have been incurred evenly over the entire twelve-month period of the calendar year.

     5. Use. The Premises shall be used for general office purposes and no other without the prior written consent of Landlord, which may be granted or denied in Landlord's absolute discretion. Tenant shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or would in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or would in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Without limiting the generality of the foregoing or of paragraph 15 below, Tenant shall not bring, or permit to be brought, upon the Premises, any hazardous or toxic materials or chemicals, except for ordinary and customary office products and cleaning supplies which.3 are used, stored, and removed in compliance with all applicable laws, statutes, ordinances and governmental rules, regulations or requirements. Tenant shall promptly notify Landlord of all hazardous or toxic substances maintained in the Premises. Tenant shall not do or permit anything to be done in or about the Premises which would in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Tenant cause, maintain or permit any nuisance or waste in, on or about the Premises.

     6. Services.

          (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, corridors and restrooms, windows, mechanical, plumbing and electrical equipment, and the structure itself in reasonably good order and condition except for damage occasioned by the acts of Tenant, its employees, agents, contractors or invitees, which damage shall be repaired by Landlord at Tenant's expense.

     (b) Landlord shall furnish the Premises with (1) electricity for lighting and the operation of customary office machines, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Tenant in its use of the Premises during reasonable and usual business hours (exclusive of Saturdays, Sundays and holidays) as determined by Landlord and subject to the Rules and Regulations of the Building (attached hereto as Exhibit B) as established from time to time by Landlord, or such shorter period as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency, (3) elevator service, (4) lighting replacement (for Building Standard lights), (5) restroom supplies, (6) window washing with reasonable frequency, and (7) lobby attendant services and janitor service during the times and in the manner that such services are customarily furnished in comparable office buildings in the area. Landlord may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours, so long as such measures do not unreasonably interfere with Tenant's use of the Premises. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the actual or reasonable control of Landlord or by the making of necessary repairs or improvements to the Premises or to the building, or (iii) the limitation, curtailment, rationing or restrictions on use of water, electricity, gas or any other form of energy serving the Premises or the Building. Landlord shall use reasonable efforts diligently to remedy any interruption in the furnishing of such services.

          (c) Tenant shall not, without Landlord's prior written consent, use heat generating machines or equipment or lighting other than Landlord's designated Building standard lights in the Premises which affect the temperature otherwise maintained by the air conditioning system. if such consent is given, Landlord shall have the right to install supplementary air conditioning units in the Premises and the cost thereof, including the costs of installation, operation and maintenance thereof, shall be paid Tenant to Landlord upon billing by Landlord. Tenant shall not, without Landlord's prior written consent, install lighting or equipment in the Premises that would cause the connected electrical load in the Premises to exceed one and one-half (1.5) watts per square foot. If such consent is given, Tenant shall pay Landlord upon billing for the cost of such excess. All costs payable by Tenant under this Subparagraph 6(c) shall be deemed to be, and shall be paid as, additional rent.

          (d) In the event that Landlord, at Tenant's request, provides services to Tenant that are not otherwise provided for in this Lease, Tenant shall pay Landlord's reasonable charges for such services upon billing therefor.

     7. Impositions Payable by Tenant. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall pay or reimburse Landlord for any and all of the following items (hereinafter collectively referred to as "Impositions"), whether or not now customary or in the contemplation of the parties hereto: taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Landlord from all sources), assessments (including, without limitation, all assessments for public improvements, services or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Impositions are (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements shall be in Tenant or Landlord;
(b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross receipts tax levied by the City and County of San Francisco, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Tenant to reimburse Landlord for the Impositions but it is lawful to increase the monthly rental to take into account Landlord's payment of the Impositions, the monthly rental payable to Landlord shall be revised to net Landlord the same net return without reimbursement of the Impositions as would have been received by Landlord with reimbursement of the Impositions.

     8. Alterations.

          (a) Tenant shall make no alterations, additions or improvements to the Premises or install fixtures in the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. In no event, however, may the Tenant make any alterations, additions or improvements or install fixtures which in Landlord's reasonable judgment might adversely affect the structural components of the Building or Building mechanical, utility or life safety systems. At the time such consent is requested, Tenant shall furnish to Landlord a description of the proposed work, an estimate of the cost thereof and such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Landlord, at its sole option, may require as a condition to the granting of such consent to any work costing in excess of $10,000, that Tenant provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1.5) times any and all estimated costs of the proposed work, to insure Landlord against any liability from mechanics' and materialmen's liens and to insure completion of the work. Before commencing any work, Tenant shall give Landlord at least five
(5) days written notice of the proposed commencement of such work in order to give Landlord an opportunity to prepare, post and record such notice as may be permitted by law to protect Landlord's interest in the Premises and the Building from mechanics' and materialmen's liens. Tenant shall pay Landlord prior to commencement of the work an administration fee equal to ten percent (10%) of the cost of the work to compensate Landlord for the administrative costs incurred and the Building services provided by Landlord in the supervision and coordination of the work. Within a reasonable period following completion of any work for which plans and specifications were required to obtain a building permit for such work, Tenant shall furnish to Landlord "as built" plans showing the changes made to the Premises.

          (b) Any alterations, additions or improvements to the Premises shall be made by Tenant at Tenant's sole cost and expense, and any contractor or other person selected by Tenant to make the same shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld. Tenant's contractor and its subcontractors shall employ union labor to the extent necessary to insure, so far as may be possible, the progress of the alterations, additions or improvements and the performance of any other work or the provision of any services in the Building without interruption on account of strikes, work stoppage or similar causes of delay. All work performed by Tenant shall comply with the laws, rules, orders, directions, regulations and requirements of all governmental entities having jurisdiction over such work and shall comply with the rules, orders, directions, regulations and requirements of any nationally recognized board of insurance underwriters. All alterations, additions and improvements shall immediately become Landlord's property and, at the end of the term hereof, shall remain on the Premises without compensation to Tenant; provided, however, that if Landlord at the time of consenting to the making of such alterations, additions and improvements reserved the right to have Tenant remove such alterations, additions and improvements, Tenant shall, prior to the end of the term, at its sole cost and expense, remove the alterations, additions and improvements and repair and restore the Premises to their condition at the commencement of the term.

     9. Liens. Tenant shall keep the Premises and the Building free from any liens (and claims thereof) arising out of any work performed, materials furnished or obligations incurred by or for Tenant. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens and claims.

     10. Repairs. By entry hereunder Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver the Premises, provided that such acceptance shall not extend to latent defects which are not discoverable through a diligent inspection of the Premises. Tenant shall, at all times during the term hereof and at Tenant's sole cost and expense, keep the Premises in good condition and repair, ordinary wear and tear and damage thereto by fire, earthquake, act of God or the elements excepted. Tenant hereby waives all rights to make repairs at the expense of Landlord or in lieu thereof to vacate the Premises. Tenant shall at the end of the term hereof surrender to Landlord the Premises and all Alterations thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

     11. Destruction or Damage.

          (a) In the event the Premises or the portion of the Building necessary for Tenant's use and enjoyment of the Premises are damaged by fire, earthquake, act of God, the elements or other casualty, Landlord shall repair the same, subject to the provisions of this paragraph hereinafter set forth, if (i) such repairs can, in Landlord's opinion, be made within a period of 180 days after commencement of the repair work, (ii) the cost of repairing damage for which Landlord is not insured shall be less than ten percent (10%) of the then full insurable value of the Premises with respect to repairing any damage to the Premises or five percent (5%) of the then full insurable value of the Building with respect to repairing any damage to other areas of the Building, and (iii) the damage or destruction does not occur during the last twelve (12) months of the term of this Lease or any extension thereof. This Lease shall remain in full force and effect except that so long as the damage or destruction is not caused by the fault or negligence of Tenant, its contractors, agents, employees or invitees, an abatement of rental shall be allowed Tenant for such part of the Premises as shall be rendered unusable by Tenant in the conduct of its business during the time such part is so unusable.

          (b) As soon as is reasonably possible following the occurrence of any damage, Landlord shall notify Tenant of the estimated time and cost required for the repair or restoration of the Premises or the portion of the Building necessary for Tenant's occupancy. If, in Landlord's opinion, such repairs cannot be made within 180 days as set forth in subparagraph (a)(i) above, Landlord or Tenant may elect by written notice to the other within 30 days after Landlord's notice of estimated time and cost is given, to terminate this Lease effective as of the date of such damage or destruction. If Landlord is not obligated to effect the repair based upon the circumstances set forth in subparagraphs (a)(ii) or
(a)(iii) above, Landlord shall have the right to terminate this Lease, by written notice to Tenant within 30 days after Landlord's notice of time and cost is given, effective as of the date of such damage or destruction. If neither party so elects to terminate this Lease, this Lease shall continue in full force and effect, but the rent shall be partially abated as hereinabove in this paragraph provided, and Landlord shall proceed diligently to repair such damage.

          (c) A total destruction of the Building shall automatically terminate this Lease. Tenant waives California Civil Code Sections 1932, 1933, 1941 and 1942 providing for (among other things) termination of hiring upon destruction of the thing hired and the right to make repairs and to vacate the Premises under certain conditions.

          (d) In no event shall Tenant be entitled to any compensation or damages from Landlord, specifically including, but not limited to, any compensation or damages for (i) loss of the use of the whole or any part of the Premises, (ii) damage to Tenant's personal property in or improvements to the Premises, or (iii) any inconvenience, annoyance or expense occasioned by such damage or repair (including moving expenses and the expense of establishing and maintaining any temporary facilities).

          (e) Landlord, in repairing the Premises, shall not be required to repair any injury or damage to the personal property of Tenant, or to make any repairs to or replacement of any alterations, additions, improvements or fixtures installed on the Premises by or for Tenant.


     12. Insurance.

          (a) Tenant agrees to procure and maintain in force during the term hereof, at Tenant's sole cost and expense, Commercial General Liability insurance in an amount not less than three million dollars ($3,000,000) combined single limit for bodily injury and property damage for injuries to or death of persons and property damage occurring in, on or about the Premises or the Building. Such policy shall name Landlord, Landlord's managing agent as additional insured, shall be issued by a company licensed to do business in the State of California and otherwise reasonably acceptable to Landlord a breach of the foregoing shall not constitute an Event of Default if Tenant can provide landlord with written evidence that Tenant has maintained continuous insurance coverage pursuant to the terms of this Article. Tenant may carry said insurance under a blanket policy, provided however, said insurance by Tenant shall include an endorsement confirming application to and coverage of Landlord. Said insurance shall be primary insurance to any other insurance that may be available to Landlord. Any other insurance available to Landlord shall be non-contributing with and excess to this insurance.


          (b) A Certificate of insurance shall be delivered to Landlord by Tenant prior to commencement of the term of this Lease and upon each renewal of such insurance.

          (c) Tenant shall, prior to and throughout the term of this Lease, procure from each of its insurers under all policies of fire, theft, public liability, workers' compensation and any other insurance policies of Tenant now or hereafter existing, pertaining in any way to the Premises or the Building or any operation therein, a waiver, as set forth in paragraph 13 of this Lease, of all rights of subrogation which the insurer might otherwise, if at all, have against the Landlord or any officer, agent or employee of Landlord (including Landlord's managing agent).

     13. Subrogation. Landlord and Tenant shall each obtain from its respective insurers under all policies of fire, theft, public liability, worker's compensation and other insurance maintained by either of them at any time during the term hereof insuring or covering the Building or any portion thereof or operations therein, a waiver of all rights of subrogation which the insurer of one party might have against the other party, and Landlord and Tenant shall each indemnify the other against and reimburse the other for any and all loss or expense, including reasonable attorneys' fees, resulting from the failure to obtain such waiver.

     14. Indemnification. Tenant hereby waives all claims against Landlord for damage to any property or injury or death of any person in, upon or about the Premises arising at any time and from any cause other than principally by reason of gross negligence or willful act of Landlord, its employees or contractors, and Tenant shall defend Landlord against, hold Landlord harmless from, and reimburse Landlord for any and all claims, liability, damage and loss arising out of (a) injury to or death of any person, and (b) damage to or destruction of any property, attributable to or resulting from the condition, use or occupancy of the Premises by Tenant or Tenant's failure to perform its obligations under this Lease, except such as is caused principally by gross negligence or willful act of Landlord, its contractors or employees. The foregoing indemnity obligation of Tenant shall include reasonable attorneys fees, investigation costs and all other reasonable costs and expenses incurred by Landlord from the first notice that injury, death or damage has occurred or that any claim or demand is to be made or may be made. The provisions of this paragraph shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination.

     15. Compliance with Legal Requirements. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises (including, without limitation, any ground lease, mortgage or covenants, conditions and restrictions), insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, including structural utility system and life safety system changes necessitated by Tenant's acts, use of the Premises or by improvements made by or for Tenant.

     16. Assignment and Subletting.

          (a) Tenant shall not hypothecate or encumber this Lease or any interest herein without the prior written consent of Landlord, which may be granted or denied in Landlord's absolute discretion. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld by Landlord, transfer or assign this Lease or any interest herein, sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord, which consent shall not be unreasonably withheld. Any of the foregoing acts without such consent shall be void and shall, at the option of Landlord, terminate this Lease. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved.

          (b) If the Tenant is a privately held corporation, or is an unincorporated association or partnership, the transfer, assignment, or hypothecation of any stock or interest in such corporation, association, or partnership in excess of fifty percent (50%) in the aggregate shall be deemed an assignment or transfer within the meaning and provisions of this paragraph 16. If Tenant is a publicly held corporation, the public trading of stock in Tenant shall not be deemed an assignment or transfer within the meaning of this paragraph.

          (c) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

               (1) if at the time consent is requested or at any time prior to the granting of consent, Tenant is in default under this Lease or would be in default under this Lease but for the pendency of any grace or cure period under paragraph 19 below;

               (2) if the proposed assignee or sublease is a governmental agency;

               (3) if, in landlord's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would not be comparable to the types of office use by other tenants in the building, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, or would conflict with any so called "exclusive" or percentage lease then in favor of another tenant of the Building;

               (4) if, in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

               (5) if in case of subletting, such subletting is of less than 25% of the entire Premises; and

               (6) if the proposed assignee or sublessee is an existing tenant of the Building.

          (d) If at any time during the term of this Lease Tenant desires to assign its interest in this Lease or sublet all or any part of the Premises, Tenant shall give notice to Landlord setting forth the terms of the proposed assignment or subletting ("Tenant's Notice"). Landlord shall have the option, exercisable by notice given to Tenant within thirty (30) days after Tenant's Notice is given ("Landlord's Option Period"), either (1) to consent to the assignment in which event the provisions of subparagraph (g) shall be applicable, or to consent to the subletting in which event the provisions of subparagraph (h) shall be applicable; (2) to become the assignee or sublessee of Tenant (instead of the entity specified in Tenant's Notice) upon the terms set forth in Tenant's Notice; (3) in the event of a proposed assignment, to terminate this Lease and to retake possession of the Premises; or (4) in the event of a proposed subletting of the entire Premises, or a portion of the Premises for all or substantially all of the remainder of the term, to terminate this Lease with respect to, and to retake possession of, the space in question, together with, if only a portion of the Premises is involved, such rights of access to and from such portion as may be reasonably required for its use and enjoyment.

          (e) The provisions of subparagraphs (a) and (b) above notwithstanding, Tenant may assign this Lease or sublet the Premises or any portion thereof, with prior notice to Landlord but without the necessity of Landlord's consent and without extending any option to Landlord pursuant to subparagraph (d) above, to any corporation which controls, is controlled by or is under common control with Tenant, to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a growing concern of the business that is being conducted on the Premises.

          (f) No sublessee (other than Landlord if it exercises its option pursuant to subparagraph (d) above) shall have a right further to sublet without Landlord's prior consent, which Tenant acknowledges may be withheld in Landlord's absolute discretion, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease. No sublease, once consented to by Landlord, shall be modified or terminated by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.

          (g) In the case of an assignment to an entity other than Landlord, 50% of any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid for by Tenant, and the cost of any real estate commissions incurred by Tenant in connection with such assignment.

          (h) In the case of a subletting to an entity other than Landlord, 50% of any sums or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Tenant's cost, amortized over the term of this Lease except for leasehold improvements made for the specific benefit of the sublessee, which shall be amortized over the term of the sublease, and (3) the cost of any real estate commissions incurred by Tenant in connection with such subletting, amortized over the term of the sublease.

          (i) Regardless of Landlord's consent, no subletting or assignment (except to Landlord) shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of

Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

          (j) In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any assignment, subletting, hypothecation or other action requiring Landlord's consent hereunder, then Tenant shall pay Landlord's then reasonable and standard processing fee and Landlord's reasonable attorneys, fees incurred in connection therewith.

     17. Rules: No Discrimination. Tenant shall faithfully observe and comply with the rules and regulations annexed to this Lease, and after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations. Tenant specifically covenants and agrees that Tenant shall not discriminate against or segregate any person or group of persons on account of race, sex, creed, color, national origin, or ancestry in the occupancy, use, sublease, tenure or enjoyment of the Premises.

     18. Entry by Landlord. Landlord may enter the Premises at reasonable hours to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants, provided, however, that Landlord shall only exhibit the Premises to prospective tenants during the final 90 days of Tenant's occupancy of the Premises; (c) determine whether Tenant is complying with all its obligations hereunder; (d) supply janitor service and any other service to be provided by Landlord to Tenant hereunder; (e) post notices of nonresponsibility; and (f) make repairs or perform maintenance required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible. Tenant hereby waives any claim for damages for any inconvenience to or interference with Tenant's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance); and Landlord shall have the right to use any and all means which Landlord may deem proper to open Tenant's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord in an emergency shall not be construed or deemed to be forcible or unlawful entry into or be a detainer of the Premises or of Tenant from the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof.

     19. Events of Default. The following events shall constitute Events of Default under this Lease:

          (a) A default by Tenant in the payment when due of any rent or other sum payable hereunder and the continuation of such default for a period of 10 days after the same is due;

          (b) A default by Tenant in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 20 days after notice by Landlord or beyond the time reasonably necessary.

for cure if the default is of a nature to require more than 20 days to remedy;

          (c) The bankruptcy or insolvency of Tenant, transfer by Tenant in fraud of creditors, an assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within 60 days thereafter;

          (d) The appointment of a receiver for a substantial part of the asset of Tenant;

          (e) The abandonment of the Premises; and

          (f) The levy upon this Lease or any estate of Tenant hereunder by any attachment or execution and the failure to have such attachment or execution vacated within 20 days thereafter.

     20. Termination Upon Default. Upon the occurrence of any Event of Default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Lease and exercise its remedies relating thereto in accordance with the following provisions:

          (a) Landlord shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

          (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter by judicial process, re-enter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

          (c) In the event of any such termination of this Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (2) all legal expenses and other related costs incurred by Landlord following Tenant's default, (3) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (4) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in reletting the Premises.

          (d) After terminating this lease, Landlord may remove any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant. In the event that tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of thirty (30) days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenant shall indemnify and hold Landlord free and harmless from and against any and all losses, costs and damages, including without limitation all costs of court and attorneys' fees of Landlord occasioned thereby.

          (e) In the event of the occurrence of any of the events specified in paragraph 19(c) of this Lease, if Landlord shall not choose to exercise, or by law shall not be able to exercise, its rights hereunder to terminate this Lease, then, in addition to any other rights of Landlord hereunder or by law, (1) Landlord may discontinue the services provided pursuant to paragraph 6 of this Lease, unless Landlord has received compensation in advance for such services in the amount of Landlord's reasonable estimate of the compensation required with respect to such services, and (2) neither Tenant, as debtor-in-possession, nor any trustee or other person (collectively, the "Assuming Tenant") shall be entitled to assume this Lease unless on or before the date of such assumption, the Assuming Tenant (a) cures, or provides adequate assurance that the Assuming Tenant will promptly cure, any existing default under this Lease, (b) compensates, or provides adequate assurance that the Assuming Tenant will promptly compensate, Landlord for any pecuniary loss (including, without limitation, attorneys' fees and disbursements) resulting from such default, and
(c) provides adequate assurance of future performance under this Lease. For purposes of this subparagraph (e) "adequate assurance" of such cure, compensation or future performance shall be effected by the establishment of an escrow fund for the amount at issue or by bonding.

     21. Continuation after Default. Landlord shall have the remedy described in California Civil Code Section 1951.4 (i.e. Landlord may continue this Lease in effect after Tenant's abandonment and recover rental as it becomes due, because Tenant has the right to sublet or assign, subject only to reasonable limitations). Even though Tenant has breached this Lease and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

     22. Other Relief. The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity by statute or otherwise.

     23. Landlord's Right to Cure Defaults. All agreements and provisions to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rental. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 20 days after notice thereof by Landlord, or such longer period as may be allowed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided to the extent Landlord may deem desirable, with full right of offset. All sums so paid by Landlord (with interest at an annual rate equal to four percent (4%) over the annual prime rate of interest announced publicly by Citibank, N.A., in New York, New York from time to time, but in no event in excess of the maximum interest rate permitted by law) and all necessary incidental costs shall be payable to Landlord on demand.

     24. Attorneys' Fees. If any action arising out of this Lease is brought by either party hereto against the other, then and in that event the unsuccessful party to such action shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred by such prevailing party, and if the prevailing party shall recover judgment in such action, such costs, expenses and attorneys' fees shall be included in and as part of such judgment.

     25. Eminent Domain. If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within 30 days after such date, provided, however, that a condition to the exercise by Tenant of such right to terminate shall be that the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises. In the event of any taking, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced.

     26. Subordination.

          (a) This Lease shall be subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof or Landlord's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof. In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant agrees to execute any documents required to effectuate such subordination, to make this Lease prior to the lien of any mortgage or deed of trust or ground lease, or to evidence such attornment.

          (b) In the event any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, or in the event any ground lease to which this Lease is subordinate is terminated, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Lease, and if Tenant shall attorn to the purchaser, grantee, or ground lessor as provided in subparagraph (a) above or, if requested, enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Tenant's covenant under subparagraph (a) above to subordinate this

Lease to any ground lease, mortgage, deed of trust or other hypothecation hereafter executed is conditioned upon each such senior instrument containing the commitments specified in this subparagraph (b).

     27. No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

     28. Sale. In the event the original Landlord hereunder or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner Tenant agrees to attorn to such new owner.

     29. Estoppel Certificate. At any time and from time to time but on not less than 10 days' prior notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by Tenant of any default which has not been cured, except as to defaults specified in the certificate, (d) whether there is then existing any claim by Tenant of default hereunder by Landlord, and, if so, specifying the nature thereof, and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any deed of trust on the Building or any part thereof.

     30. No Light, Air, or View Easement. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

     31. Holding Over. If Tenant holds possession of the Premises after expiration of the term of this Lease, Tenant shall become a tenant from month to month upon the terms herein specified but at a monthly rental equivalent to 200% of the then prevailing monthly rental payable by Tenant at the expiration of the term of this Lease, payable in advance on or before the first day of each month, and shall indemnify Landlord and any replacement tenant for the Premises for any damages or loss suffered by either Landlord or the replacement tenant resulting from Tenant's failure timely to vacate the Premises.

     32. Abandonment. Tenant shall not vacate or abandon the Premises or any part thereof at any time during the term hereof. Tenant understands that if Tenant should leave the Premises or any part thereof vacant, the risk of fire, other casualty, and vandalism to the Premises and the Building will be increased and that, therefore, such action by Tenant shall constitute a material breach of this Lease, whether or not Tenant continues to pay rent and additional rent under this Lease. If Tenant shall vacate, abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, and Landlord may sell or otherwise dispose of such personal property in any commercially reasonable manner.

     33. Security Deposit. Tenant shall, upon execution of this Lease, deposit with Landlord the sum specified in the Basic Lease Information (the "deposit"). The deposit shall be held by Landlord as security for the faithful performance by Tenant of all the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the deposit for the payment of any rent or other sum in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the deposit, Tenant shall within 10 days after demand therefor deposit cash with Landlord in an amount sufficient to restore the deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the deposit separate from its general accounts.

     34. Waiver. The waiver by Landlord of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with such terms. The subsequent acceptance of rental hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition or provision of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of the preceding breach at the time of acceptance of the rental.

     35. Notices and Consents. All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, certified or registered, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such other place as Landlord may from time to time designate in a notice to Tenant; or, in the case of Tenant, delivered to Tenant at the Premises.

     36. Complete Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, letters of intent and understandings if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Building or related facilities.

     37. Corporate Authority. if Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant warrants that Tenant is a duly authorized and existing corporation and that Tenant has and is qualified to do business in California, that the corporation has full right and authority to enter into this Lease and that each and both of the persons signing on behalf of the corporation were authorized to do so.

     38. Partnership Authority. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant warrants that this Lease is binding on Tenant and that each and both of the persons signing on behalf of Tenant were authorized to do so.

     39. Limitation of Liability to Building. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection with Landlord's operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Building or the Premises, shall be limited to the interest of Landlord in Building. Tenant agrees to look solely to Landlord's interest in the Building for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this paragraph 38 shall apply equally and inure to the benefit of Landlord, its successors and their respective, present and future partners of all tiers, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective heirs, successors and assigns. Under no circumstances shall any present or future general partner of Landlord (if Landlord is a partnership) or individual trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease.

     40. Brokers. Tenant confirms and represents that Tenant has contacted and dealt with solely the broker identified in the Basic Lease Information and that no other broker has participated in the negotiation of this Lease or is entitled to any commission in connection with this Lease.

     41. Substitution of Premises. Landlord hereby reserves the right from time to time to relocate the Premises to another part of the low rise portion of Building prior to or during the term of this Lease so long as the number of net rentable square feet so substituted approximately equals the number of net rentable square feet in the Premises designated in Exhibit A hereto, and Tenant's base rent due and payable hereunder shall not increase thereto. Landlord shall not have any liability with respect to any such relocation and substitution. From and after the date of such relocation and substitution, the term "Premises" as used herein shall mean the substituted space in the Building, and Landlord and Tenant shall initial, date and attach to this Lease a substitute Exhibit A showing the new Premises. If such relocation occurs after Tenant has occupied the Premises, or any such substituted Premises, then Landlord shall bear the reasonable out-of-pocket expense of moving Tenant's furnishings and equipment from the occupied Premises to such substitute Premises and shall at Landlord's sole cost and expense improve the substituted Premises with improvements substantially similar in quality and scope to those located in the Premises then occupied by Tenant.

     42. Miscellaneous. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission. of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Tenant shall not, without the consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. Upon the request of Landlord, Tenant shall provide to Landlord from time to time, at no expense to Landlord, copies of such financial statements with respect to Tenant as may have been prepared by or for Tenant. Landlord's acceptance of a partial rent payment shall not constitute a waiver of any rights of Tenant or Landlord, including, without limitation, any right Landlord may have to recover possession of the Premises, in unlawful detainer, or otherwise. If any provision of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     43. Exhibits. The exhibit(s) and addendum, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

     44. Additional Provisions.

     IN WITNESS WHEREOF, the parties have executed this Lease on the respective dates indicated below:

TENANT:                                     LANDLORD:

INTERNET ACCESS                             MARKET & SECOND, Inc.
FINANCIAL CORPORATION, Inc.                 a Delaware corporation
a California corporation


BY: /s/  TIMOTHY COLTRELL                   BY: [SIG]
   -------------------------------             ---------------------------------
ITS: C.O.O.                                 ITS: AUTHORIZED SIGNATORY
    ------------------------------              --------------------------------

DATE: 10/3/97                               DATE: 10/16/97
     -----------------------------               -------------------------------


                                            BY: /s/ PETER STANFORD
                                               ---------------------------------
                                               PETER STANFORD

                                            ITS: AUTHORIZED SIGNAT0RY
                                               ---------------------------------

                                            DATE: 10/16/97
                                               ---------------------------------

                                ADDENDUM TO LEASE

     This Addendum ("Addendum") is an addendum to that certain Office Lease between MARKET &,SECOND, Inc. ("Landlord") and INERNET ACCESS FINANCIAL CORPORATION, Inc. ("Tenant"), dated as of September 24, 1997 (the "Lease"). To the extent there is any inconsistency between the terms and provisions of the Lease and the terms and provisions of this Addendum, this Addendum shall govern and control. All capitalized words used herein which have defined meanings in the Lease shall have the same defined meanings herein. Landlord and Tenant have agreed as follows:

1. Temporary Premises

     (a) Subject to the terms and conditions of the Lease, excepting Monthly Base Rent, Tenant shall have right to use Suite 1450 ("Temporary Premises") consisting of approximately 1,471 rentable square feet effective October 6, 1997 through such date that Landlord delivers the Premises, as defined in the Lease, to Tenant in accordance with Exhibit C attached thereto.

Tenant shall pay Landlord the amount of $4,167.83 as Monthly Base Rent for its use of the Temporary Premises. Landlord shall have no obligation to alter or remodel the Temporary Premises and shall deliver the Temporary Premises to Tenant in its "as is" condition.

Tenant shall occupy the Temporary Premises under all other terms and conditions contained in the Lease. Notwithstanding the above, Landlord shall have the right to terminate this Lease in connection with Suite 1450 should Landlord not deliver the Premises to Tenant as of December 1, 1997. If the Premises is not delivered to Tenant by January 1, 1998, Tenant shall have the right to terminate this Lease by providing Landlord with five (5) days prior written notice. In such event, Landlord shall incur no liability and shall return all monies paid by Tenant in connection with the Premises (e.g. Security Deposit, first month's rent).


TENANT:                                     LANDLORD:

INTERNET ACCESS                             MARKET & SECOND, Inc.
FINANCIAL CORPORATION, Inc.                 a Delaware corporation
a California corporation


BY: /s/  TIMOTHY COLTRELL                   BY: [SIG]
   -------------------------------             ---------------------------------
ITS: C.O.O.                                 ITS: AUTHORIZED SIGNATORY
    ------------------------------              --------------------------------

                                            BY: /s/  PETER STANFORD
                                               ---------------------------------
                                               PETER STANFORD

                                            ITS: AUTHORIZED SIGNAT0RY
                                               ---------------------------------

                                    EXHIBIT A
                                    "PREMISES"



                                    [GRAPHIC]

                                    EXHIBIT B

                                595 MARKET STREET

                              RULES AND REGULATIONS

     1. The sidewalks, halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways of the Building shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, shopping malls, elevators, escalators and stairways are not for the general public and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building. Landlord shall have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor to change the arrangement and/or location of entrances or passageways, doors or doorways, corridor, elevators, stairs, toilets or other common areas of the Building.

     2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to tenants general guidelines relating to signs inside the Building. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. Material visible from outside the Building will not be permitted.

     3. The Premises shall not be used for the storage of merchandise held for sale to the general public or for lodging. No cooking shall be done or permitted on the Premises, except that private use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, provided that such use is in accordance with all applicable federal, state and municipal laws, codes, ordinances, rules and regulations.

     4. No tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning its premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No tenant shall cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the janitor or any other employee or any other person. Janitor service will not be furnished on nights when rooms are occupied after 6 p.m. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

     5 Landlord will furnish each tenant free of charge with two keys to each door lock provided in the Premises by Landlord. Landlord may make a reasonable charge for any additional keys. No tenant shall have any such keys copied or any keys made. No tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises. Each tenant, upon the termination of its lease, shall deliver to Landlord all keys to doors in the Building.

     6. Landlord shall designate appropriate entrances and a "Freight" elevator for deliveries or other movement to or from the Premises of equipment, materials, supplies, furniture or other property, and Tenant shall not use any other entrances or elevators for such purposes. The Freight elevator shall be available for use by all tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. All persons employed and means or methods used to move equipment, materials, supplies, furniture or other property in or out of the Building must be approved by Landlord prior to any such movement. The scheduling and manner of all move-ins and move-outs shall be coordinated through the Building office and shall only take place after 6 p.m. on weekdays, on weekends (subject to additional charges), or at such other times as Landlord may designate. Landlord shall have the right to prescribe the maximum weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

     7. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord. No tenant shall use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business in the Building, nor shall any animals or birds be brought or kept in the Premises or the Building.

     8. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name or street address of the Building.

     9. Landlord establishes the hours of 7 a.m. to 6 p.m. of each day other than Saturdays, Sundays and legal holidays as reasonable and usual business hours for the purposes of Subparagraph 6(b) of the Lease. If Tenant requests electricity or heat or air conditioning during any hours on Saturdays, Sundays or legal holidays, or during the hours of 6 p.m. to 7 a.m. on any other day, and if Landlord is able to provide the same, Tenant shall pay Landlord such charge as Landlord shall establish from time to time for providing such services during such hours. Any such charges which Tenant is obligated to pay shall be deemed to be additional rent under the Lease, and should Tenant fail to pay the same within five (5) days after demand, such failure shall be a default by Tenant under the Lease.

     10. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m., and at all hours on Saturdays, Sundays and legal holidays, all persons who do not present identification acceptable to Landlord. All persons entering the Building during said hours shall comply with Landlord's sign-in and sign-out procedures. Each tenant shall provide Landlord with a list of all persons authorized by Tenant to enter its premises and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In the case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     11. The directory of the Building wi11 be provided exclusively for the display of the name and location of tenants of the Building and Landlord reserves the right to exclude any other names therefrom. Additional names which Tenant may decide to have placed on the Building directory must first be approved by Landlord and shall be at such charges as may be established by Landlord. Landlord reserves the right to restrict the amount of directory space utilized by any tenant.

     12. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. Tenant shall keep window coverings closed when the effect of sunlight (or the lack thereof) would impose unnecessary loads on the Building's heating or air conditioning systems.

     13. No tenant shall obtain for use in the Premises ice, drinking water, food, beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

     14. Each tenant shall ensure that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or Tenant's employees leave the Premises so as to prevent waste or damage, and for any default or carelessness in this regard, Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

     15. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were construed, no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

     16. Except with the prior written consent of Landlord, no tenant shall sell any newspapers, magazines, periodicals, theater or travel tickets or any other goods or merchandise to the general public in or on the Premises, nor shall any tenant carry on or permit or allow any employee or other person to carry on the business of stenography, typewriting, printing or photocopying or any similar business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any tenant be used for manufacturing of any kind, or any business or activity other than that specifically provided for in such tenant's lease.

     17. No tenant shall install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. No television or radio or recorder shall be played in such a manner as to cause a nuisance to any other tenant.

     18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by any tenant into the Building or kept in or about its premises.

     19. Each tenant shall store all its trash and garbage within its premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of office Building trash and garbage in the City of San Francisco without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord shall designate.

     20. Canvassing, soliciting, distribution of handbills or any other written material and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.

     21. The requirements of tenants will be attended to only upon application in writing at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

     22. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

     23. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the agreements, covenants, conditions and provisions of any lease of premises in the Building.

     24. Landlord reserves the right to make such other rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.

                                    EXHIBIT C

                            TENANT IMPROVEMENT WORK LETTER

This Exhibit C is made part of that certain Lease dated September 24, 1997 between MARKET & SECOND, INC. ("Landlord") and INTERNET ACCESS FINANCIAL CORPORATION, Inc. ("Tenant") respecting certain premises located at 595 Market Street, San Francisco, CA. ("Premises").

I.   SCOPE OF LANDLORD'S WORK.

     Landlord shall deliver the Premises to Tenant in good operating condition and repair. Landlord shall perform, at Landlord's sole cost and expense, building standard paint throughout the Premises and steam clean the carpets. Any alterations to be made by Tenant shall be made in accordance with the terms of the Lease. Except as provided above, Tenant shall accept the Premises in its "as is" condition.


     IN WITNESS WHEREOF, the undersigned have executed this Exhibit C concurrently with the execution of the Lease.


TENANT:                                     LANDLORD:

INTERNET ACCESS                             MARKET & SECOND, Inc.
FINANCIAL CORPORATION, Inc.                 a Delaware corporation
a California corporation


BY: /s/  TIM COLTRELL                       BY: [SIG]
   -------------------------------             ---------------------------------
ITS: C.O.O.                                 ITS: AUTHORIZED SIGNATORY
    ------------------------------              --------------------------------

                                            BY:  /s/ PETER STANFORD
                                               ---------------------------------
                                                 PETER STANFORD

                                            ITS: AUTHORIZED SIGNAT0RY
                                               ---------------------------------

                           TENANT EXPANSION AGREEMENT

     THIS AGREEMENT made and entered into as of this 20th day of May 1998, by and between MARKET & SECOND, Inc., a Delaware corporation ("Landlord"), and Internet Access Financial Corporation, Inc., a California corporation ("Tenant").

     A. Landlord and Tenant have heretofore entered into that certain lease dated the September 24, 1997 (the "Lease") for premises (the "Premises") described as Suite 950, initially containing approximately 4,044 rentable square feet, in the property known as 595 Market Street, San Francisco, CA (the "Property") .

     B. Tenant has requested that additional space in the Property more commonly known as Suite 760 consisting of approximately 3,820 square feet of rentable space shown on Exhibit A, attached hereto and incorporated herein (the "Expansion Space") be added to the Premises, and that the Lease be appropriately amended, and Landlord is willing to do the same, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

     1. EXPANSION. Effective as of the 1st day of June, 1998 (the "Commencement Date"), the Expansion Space shall be added to and become a part of the Premises, subject to all of the terms and conditions of the Lease currently in effect, except as expressly modified herein. Tenant's amended rentable square footage under the Lease will be approximately 7,864 rsf. The Commencement Date shall be subject to adjustment as described in Paragraph 5, below.

     2. TERM. Landlord and Tenant agree that this Tenant Expansion Agreement is on a month to month basis and therefore the obligations therewith may be terminated by either party on thirty (30) days prior written notice. Any holding over by Tenant upon such termination shall be subject to the provisions of Paragraph 31 of the Lease.

     3. RENTALS AND OTHER CHARGES. The minimum or base monthly rent due under the Lease for the Expansion Space shall be Thirteen Thousand Three Hundred Seventy Dollars and 00/100 ($13,370.00).

In addition, on the Commencement Date, all increases in rentals, additional rent or other charges based or computed on the square footage of the Premises under the Lease, including without limitation, real estate taxes, insurance costs, common area maintenance expenses, operating expenses, shall be adjusted proportionately to reflect the Expansion Space square footage.

The minimum or base rentals and all other charges respecting the Expansion Space are sometimes herein called the "Expansion Space Rent".

     4. ADDITIONAL SECURITY DEPOSIT. Upon Tenant's execution hereof, Tenant shall submit the amount of Thirteen Thousand Three Hundred Seventy Dollars and 00/100 ($13,370.00) (the "Additional Security Deposit") in cash or certified check, which shall be added to and become part of the security deposit, if any, under the Lease, which shall be held by Landlord as security for payment of rentals and other charges, and the performance of other terms and conditions of the Lease by Tenant, without obligation to pay interest or segregate such amount from other funds, and otherwise as provided under the Lease.

     5. POSSESSION. Tenant has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements except as expressly provided in any separate agreement that may be signed by the parties in connection herewith. Any construction, alterations or improvements made to the

Expansion Space by Tenant shall be subject to Landlord's prior written approval including without limitation, approval of the plans, specifications, contractors and subcontractors therefor, and all applicable terms and conditions of the Lease relating to construction, alterations or improvements of the Premises, and such other reasonable requirements or conditions as Landlord may impose. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Expansion Space Rent. If Tenant shall be permitted to enter the Expansion Space prior to the Commencement Date for the purpose of occupying the same, Expansion Space Rent shall commence on such date; if Tenant shall commence occupying only a portion of the Expansion Space prior to the Commencement Date, such rent and charges shall be prorated based on the number of rentable square feet occupied by Tenant.

Any delay in the Commencement Date shall not subject Landlord to any liability for any loss or damage resulting therefrom, and Tenant's sole remedy with respect thereto shall be the abatement of Expansion Space Rent.

     6. WHOLE AGREEMENT. This Agreement sets forth the entire Agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Agreement, the latter provisions shall govern and control. Under no circumstances shall this Agreement be deemed to grant any right to Tenant to further expand the Premises.

     7. NOT AN OFFER. Submission of this Agreement by Landlord is not an offer to enter this Agreement, but a solicitation for such an offer by Tenant. Landlord shall not be bound by this Agreement until Landlord has executed and delivered the same to Tenant.

     IN WITNESS WHEREOF, the Landlord and Tenant have duly executed this Agreement as of the day and year first above written.


                             WITNESSES; ATTESTATION


TENANT                                      LANDLORD

INTERNET ACCESS                             MARKET & SECOND, INC.
FINANCIAL CORPORATION, INC.                 A DELAWARE CORPORATION
A CALIFORNIA CORPORATION


BY: /s/  JOHN HASHMAN                       By: /s/  TIM CAHILL
   -------------------------------             ---------------------------------
                                               TIM CAHILL

Its: C.F.O.                                 Its: AUTHORIZED SIGNATORY
    ------------------------------              --------------------------------

                                            By: /s/  RON KILBY
                                               ---------------------------------
                                               RON KILBY

                                            Its: AUTHORIZED SIGNAT0RY
                                               ---------------------------------

                                    EXHIBIT A

                                EXPANSION SPACE





                               [MAP OF 7TH FLOOR]



                               595 MARKET STREET
                                   7TH FLOOR

                         AMENDMENT NO. 2 TO OFFICE LEASE


     This Amendment No. 2 to Office Lease is made and entered into as of September 9, 1998, by and between MARKET & SECOND, INC., a Delaware corporation ("Landlord"), and INTERNET ACCESS FINANCIAL CORPORATION, INC., a California corporation ("Tenant").


                                    RECITALS:

     A. Landlord and Tenant have heretofore entered into that certain Office Lease dated September 24, 1997 for premises described as Suite 950 in the property known as 595 Market Street, San Francisco, California (the "Building"). Such lease was amended by that certain Tenant Expansion Agreement entered into by Landlord and Tenant dated May 2, 1998, adding to the premises the space known as Suite 760 in the Building. Such lease, as amended, is hereinafter referred to as the "Lease." All capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease.

     B. Tenant desires to relocate from Suites 950 and 760 to Suite 1800 in the Building, which comprises approximately 13,820 rentable square feet, and covers the entire floor of the Building.

     C. Landlord and Tenant desire to amend the Lease such that the leased Premises shall be Suite 1800, and to terminate the Lease with respect to Suites 950 and 760, all on the terms and conditions set forth below.

          NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Commencement of Lease of Suite 1800. As of the "Suite 1800 Commencement Date" as defined below, Landlord shall lease to Tenant and Tenant shall lease from Landlord the premises located on the 18th floor of the Building, comprising approximately 13,820 rentable square feet, referred to as Suite 1800, and shown on the diagram attached hereto as Appendix I. As of the Suite 1800 Commencement Date, for all purposes of the Lease, the term "Premises" shall mean Suite 1800.

               (a) The Suite 1800 Commencement Date shall be the earlier of January 1, 1999 or substantial completion of the Tenant Improvements pursuant to Exhibit C hereto.

               (b) Tenant may enter Suite 1800 at any time after execution of this Amendment and prior to the Suite 1800 Commencement Date for the purpose of constructing Tenant Improvements and furnishing the Suite 1800 Premises. Such entry shall be subject to all terms and conditions of this Lease, except that Tenant shall not be required to pay Base Rent for Suite 1800 or Escalation Rent for Suite 1800 prior to the Suite 1800 Commencement Date.

          2. Extension of Lease Term. The Lease Term shall be extended to expire December 31, 2003. When the Suite 1800 Commencement Date has been determined, Landlord and Tenant shall execute a Memorandum of Commencement and Expiration Dates, setting forth the Suite 1800 Commencement Date and the expiration date of the Lease Term.

          3. TWA Lease Amendment. Prior to the Suite 1800 Commencement Date, Landlord and Trans World Airlines, a Delaware corporation ("TWA") shall enter into an amendment agreement (the "TWA Amendment") to amend that certain Office Lease entered into by and between Landlord and TWA dated as of August 8, 1994 (the "TWA Original Lease") in order to remove approximately one thousand eight hundred fifty-five (1,855) square feet from the approximately two thousand five hundred fifty (2,550) square feet leased to TWA as Suite 2250 pursuant to the TWA Original Lease. Effective December 31, 1998, that certain Sublease Agreement entered into by and between TWA and Tenant and dated as of February 20, 1997 shall terminate and shall be of no other force and effect.

          4. Termination of Lease of Suites 2250, 950 and 760. Effective as of the Suite 1800 Commencement Date, Tenant shall vacate and surrender possession of Suites 2250, 950 and 760 to Landlord in accordance with the provisions of paragraphs 8 and 10 of the Lease, and Tenant shall pay to Landlord all Base Rent, Escalation Rent and any other sums due Landlord under the Lease with respect to Suites 2250, 950 and 760 accruing to the Suite 1800 Commencement Date, and the rights and obligations of Landlord and Tenant with respect to Suites 2250, 950 and 760 shall end, except for such obligations of Tenant which expressly or by their nature survive termination of the Lease with respect to Suites 2250, 950 and 760.

          5. Base Rent, Base rent for Suite 1800 shall be as follows:

          Jan. 1, 1999 - Dec. 31, 1999:       $50,673.00 per month,  $608,080.00 per year
          Jan. 1, 2000 - Dec. 31, 2000:       $51,825.00 per month,  $621,900.00 per year
          Jan. 1, 2001 - Dec. 31, 2001:       $52,977.00 per month,  $635,720.00 per year
          Jan. 1, 2002 - Dec. 31, 2002:       $54,128.00 per month,  $649,540.00 per year
          Jan. 1, 2003 - Dec. 31, 2003:       $55,280.00 per month,  $663,360.00 per year.

          6. Tenant's Percentage Share. Tenant's percentage share with respect to Suite 1800 shall be 3.45%.

          7. Condition of Premises! Tenant Improvements. Tenant shall accept Suite 1800 in its as-is condition,and Landlord shall have no obligation to do any repairs or alterations thereto except as expressly set forth in Exhibit C hereto. Landlord shall improve Suite 1800 in accordance with provisions of the Work Letter attached hereto as Exhibit C.

          8. Security Deposit.

               (a) Concurrently with execution and delivery of this Lease Amendment, Tenant shall deliver to Landlord a letter of credit ("Letter of Credit") in the amount of $450,000.00 for the benefit of Landlord, issued by a major banking institution, and in form and substance reasonably acceptable to Landlord. The Letter of Credit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed by Tenant. If Tenant fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may draw on the Letter of Credit and use, apply or retain all or any portion of the proceeds thereof for the payment of any rent or other sum in default or for the payment if any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the proceeds of the Letter of Credit, Tenant shall within ten (10) days after demand therefor either deposit with Landlord a substitute Letter of Credit in the amount of the Letter of Credit prior to such draw by Landlord hereunder, or deposit with Landlord as a security deposit cash equal to the amount drawn by Landlord under the Letter of Credit, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to pay interest on, or keep any cash deposited by Tenant hereunder, or drawn by Landlord under the Letter of Credit, separate from its general accounts.

               (b) Provided that Tenant has not been in default under the Lease, the Letter of Credit amount shall be reduced to $365,000.00 at the end of the first Lease Year, $280,000.00 at the end of the second Lease Year, and $195,000.00 at the end of the third Lease Year. Tenant shall provide to Landlord a Letter of Credit in the amount of $195,000.00 for the balance of the Lease Term. If at any time during the Lease Term, Tenant shall not have provided to Landlord a substitute Letter of Credit or renewal of the Letter of Credit at least ten (10) days prior to the expiration date of the Letter of Credit held by Landlord hereunder, Landlord may draw the full amount of the Letter of Credit, and hold the proceeds thereof as the security deposit hereunder.

               (c) On the Suite 1800 Commencement Date, Landlord shall return to Tenant the security deposit in the amount of $22,916.00 currently held by Landlord under the Lease in connection with Suite 950, and the additional security deposit in the amount of $13,370.00 held by Landlord under the Tenant Expansion Agreement in connection with Suite 750, provided that Tenant has paid to Landlord all sums due under the Lease, and otherwise fully complied with all terms and provisions of the Lease, and less any deductions made by Landlord in accordance with the Lease.

          9. Amendment of Paragraph 3(a). Paragraph 3(a) is amended by adding at the end the following: "In no event shall a decrease in Property Taxes below the amount of Base Property Taxes, or a decrease in Operating Expenses below the amount of Base Operating Expenses, cause the Base Rent to be reduced."

          10. Base Year. As of the Suite 1800 Commencement Date, the Base Year shall be 1998.

          11. Amendment of Paragraph 8(b). Paragraph 8(b) of the Lease is amended by adding at the end the following:

          If Landlord consents to, inspects the work of, supervises, recommends or designates any architects, engineers, contractors, subcontractors or suppliers, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of the materials of the work, or as to the compliance of the work with the plans and specifications or any legal requirements.

          12. Amendment of Paragraph 10. Paragraph 10 of the Lease is hereby amended by modifying the fourth sentence thereof to read as follows:

          Tenant shall at the end of the term hereof surrender to Landlord the Premises and all alterations, additions and improvements thereto (except to the extent Tenant is required to remove any such alterations, additions or improvements pursuant to Subparagraph 8(b) above) in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted.

          13. Amendment of Paragraph 12(a). Paragraph 12(a) of the Lease is hereby amended by adding at the end the following:

          The insurance maintained by Tenant hereunder shall also name as additional insureds any other party designated by Landlord, shall insure Landlord's and Landlord's managing agent's contingent liability as respects acts or omissions of Tenant, and shall provide that the policy may not be canceled nor amended without thirty (30) days prior written notice to Landlord. Tenant shall also procure and maintain in force during the term hereof full replacement cost "all risk" insurance on its personal property and trade fixtures in the Premises.

          14. Amendment of Paragraph 16. Paragraph 16 of the Lease is amended by adding the following new Subparagraph 16(k):

          (k) Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to: (a) deem such sublease as merged and canceled and repossess the subject space by any lawful means, or (b) deem such termination as an assignment of such sublease to Landlord and not as a merger, and require that such subtenant attorn to and recognize Landlord as its landlord under any such sublease. If an Event of Default shall occur under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any subtenants and assignees to make all payments under or in connection with the sublease or assignment directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease).

          15. Amendment of Paragraph 19: Paragraph 19 of the Lease is amended by adding at the end the following Subparagraphs 19(g) and (h):

               (g) a violation by Tenant or any affiliate of Tenant under any other lease or agreement with Landlord which is not cured within the time permitted for cure thereunder; and

               (h) if Tenant violates the same term or condition of this Lease on two (2) occasions during any twelve (12) month period, Landlord shall have the right to exercise all remedies for any violations of the same term or condition during the next twelve (12) months without providing further notice or an opportunity to cure.

          16. Amendment of Paragraph 31. Paragraph 31 of the Lease is amended by adding at the end the following:

          The foregoing provisions, and Landlord's acceptance of any such amounts, shall not serve as permission for Tenant to hold over, nor serve to extend the term (although Tenant shall remain a tenant at sufferance bound to comply with all provisions of this Lease until Tenant properly vacates the Premises. Landlord shall have the right at any time after expiration or earlier termination of this Lease to re-enter and possess the Premises and remove all property and persons therefrom and Landlord shall have such other remedies for holdover as may be available to Landlord under other provisions of this Lease or applicable law.

          17. Deletion of Paragraph 44 and Addendum to Lease. Paragraph 44 of the Lease and Addendum to Lease are hereby deleted in their entirety.

          18. New Paragraph 44, 45 and 46. The following new paragraphs are hereby added to the Lease:

               44. Telecommunication Lines.

               (a) Lines. Subject to Landlord's continuing right of supervision and approval, and the other provisions hereof, Tenant may: (i) install telecommunication fines ("Lines") connecting the Premises to Landlord's terminal block on the floor or floors on which the Premises are located, or (ii) use such Lines as may currently exist and already connect the Premises to such terminal block. Landlord's predecessor or independent contractor has heretofore connected such terminal block through riser system Lines to Landlord's main distribution frame ("MDF") for the Building. Landlord disclaims any representations, warranties or understandings concerning the capacity, design or suitability of Landlord's riser Lines, MDF or related equipment. If there is, or will be, more than one tenant on any floor, at any time, Landlord may allocate, and periodically reallocate, connections to the terminal block based on the proportion of square feet each tenant occupies on such floor, or the type of business operations or requirements of such tenants, in Landlord's reasonable discretion. Landlord may arrange for an independent contractor to review Tenant's requests for approval hereunder, monitor or supervise Tenant's installation, connection and disconnection of Lines, and provide other such services, or Landlord may provide the same. In each case, Tenant shall pay Landlord's fees and costs therefor as provided in Paragraph 8 of this Lease.

               (b) Installation. Tenant may install and use Tenant's Lines and make connections and disconnections at the terminal blocks as described above, provided Tenant shall: (i) obtain Landlord's prior written approval of all aspects thereof, (ii) use an experienced and qualified contractor designated or approved in writing in advance by Landlord (whom Landlord may require to enter an access and indemnity agreement on Landlord's then standard form of agreement therefor),
          (iii) comply with such inside wire standards as Landlord may adopt from time to time, and all other provisions of this Lease, including Paragraph 8 respecting alterations, and the Building rules respecting access to the wire closets, (iv) not install Lines in the same sleeve, chaseway or other enclosure in close proximity with electrical wire, and not install PVC-coated Lines under any circumstances, (v) thoroughly test any riser Lines to which Tenant intends to connect any

          Lines to ensure that such riser Lines are available and are not then connected to or used for telephone, data transmission or any other purpose by any other party (whether or not Landlord has previously approved such connections), and not connect to any such unavailable or connected riser Lines, and (vi) not connect any equipment to the Lines which may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, unless the Lines therefor (including riser Lines) are appropriately insulated to prevent such excessive electromagnetic fields or radiation (and such insulation shall not be provided by the use of additional unused twisted pair Lines). As a condition to permitting installation of new Lines, Landlord may require that Tenant remove any existing Lines located in or serving the Premises.

               (c) Limitation of Liability. Unless due solely to Landlord's intentional misconduct or grossly negligent acts, Landlord shall have no liability for damages arising, and Landlord does not warrant that the Tenant's use of the Lines will be free, from the following (collectively called "Line Problems"): (i) any eavesdropping, wire-tapping or theft of long distance access codes by unauthorized parties, (ii) any failure of the Lines to satisfy Tenant's requirements, (iii) any capacitance, attenuation, cross-talk or other problems with the Lines, any misdesignation of the Lines in the MDF room or wire closets, or any shortages, failures, variations, interruptions, disconnections, loss or damage caused by or in connection with the installation, maintenance, replacement, use or removal of any other Lines or equipment at the Building by or for other tenants at the Building, by any failure of the environmental conditions at or the power supply for the Building to conform to any requirements of the Lines, or (iv) any other problems associated with any Lines by any cause whatsoever. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of any rent or other charges under this Lease, or relieve Tenant from performance of Tenant's obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

               45. Disabilities Acts. The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder ("ADA"), and any similarly motivated state and local laws ("Local Barriers Acts"), as the same may be amended and supplemented from time to time (collectively referred to herein as the "Disabilities Acts") establish requirements for business operations, accessibility and barrier removal, and that such requirements may or may not apply to the Premises and Building depending on, among other things: (i) whether Tenant's business is deemed a "public accommodation" or "commercial facility," (ii) whether such requirements are "readily achievable," and (iii) whether a given alteration affects a "primary function area" or triggers "path of travel" requirements. The parties hereby agree that: (a) Landlord shall perform any required ADA Title III and related Local Barriers Acts compliance in the common areas, except as provided below (the cost of which shall be included in Operating Expenses, other than Base Operating Expenses), (b) Tenant shall perform any required ADA Title III and related Local Barriers Acts compliance in the Premises (except as expressly set forth in Exhibit C and other Landlord may perform, or require that Tenant perform, and Tenant shall be responsible for the cost of, ADA Title III and related Local Barriers Acts "path of travel" and other requirements triggered by any public accommodation or other use of, or alterations in, the Premises. Tenant shall be responsible for ADA Title I and related Local Barriers Acts requirements relating to Tenant's employees, and Landlord shall be responsible for ADA Title I and related Local Barriers Acts requirements relating to Landlord's employees.

               46. Confidentiality. Tenant shall keep the content and all copies of this Lease, related documents or amendments now or hereafter entered, and all proposals, materials, information and matters relating thereto strictly confidential, and shall not disclose, disseminate or distribute any of the same, or permit the same to occur, except to the extent reasonably required for proper business purposes by Tenant's employees, attorneys, insurers, auditors, lenders and subtenants or assignees (and Tenant shall obligate any such parties to whom disclosure is permitted to honor the confidentiality provisions hereof), and except as may be required by law or court proceedings.

          19. Exhibit C - Work Letter. Exhibit C, Work Letter, is hereby added to and incorporated into the Lease by this reference.

          20. Landlord and Tenant hereby ratify and confirm each and every term of the Lease, as amended by Paragraphs 1 through 18 above.

                                            LANDLORD

                                            MARKET & SECOND, INC.
                                            a Delaware Corporation


                                            By /s/ L. ALMELEH
                                              ----------------------------------
                                                   9/24/98

                                            Name: L. ALMELEH
                                                 -------------------------------
                                            Title: AUTHORIZED SIGNATORY
                                                  ------------------------------


                                            TENANT

                                            INTERNET ACCESS FINANCIAL
                                            CORPORATION, INC.,
                                            a California corporation

                                            By /s/ JOHN HASHMAN
                                              ----------------------------------

                                            Name: JOHN HASHMAN
                                                 -------------------------------
                                            Title: CFO
                                                  ------------------------------

                                   APPENDIX I

                                   SUITE 1800
                                595 MARKET STREET






                                [18TH FLOOR MAP]






                                595 MARKET STREET
                                   18TH FLOOR

                                    EXHIBIT C

                                   WORK LETTER


          This Work Letter is an Exhibit to that certain document captioned Amendment No. 2 to Office Lease (referred to herein for convenience as the "LEASE") between MARKET & SECOND, INC., a Delaware corporation ("Landlord"), and INTERNET ACCESS FINANCIAL CORPORATION, INC., a California corporation ("Tenant"), dated September 9, 1998.

          I.     DATES AND ALLOWANCE.

          Space Plan Date:                      September ____, 1998.

          Construction Drawings Date:           October ____, 1998.

          Allowance:                            Up to Thirty-Five and No/100 Dollars ($35.00) per
                                                rentable square foot of area within the Premises
                                                (i.e., $483,700.00), as further described in Section IV(b).

          II. CONSTRUCTION REPRESENTATIVES, SPACE PLANNER, ARCHITECT AND ENGINEER. Landlord's and Tenant's construction representatives for coordination of planning, construction, approval of change orders, substantial and final completion, and other such matters (unless either party changes its representative upon written notice to the other), and the other parties involved in planning the Work, are:

          Landlord's Representative:            COMPASS Management & Leasing, Inc.
                                                Frank Miskus

          Address:                              595 Market Street
                                                San Francisco, CA 94105

          Telephone:                            (415) 512-6801
          Fax:                                  (415) 512-6809

          Tenant's Representative:              John Hashman

          Address:                              595 Market Street, Suite 950
                                                San Francisco, CA 94105

          Telephone:                            (415) 836-9700
          Fax:                                  (415) 836-9790

          Space Planner:                        Chandler Eason
                                                Blunk Demattei & Assoc.
                                                1555 Bayshore Highway, #300
                                                Burlingame, CA 94010

          Telephone:                            (650) 692-9911
          Fax:                                  (650) 692-0181

          Architect:                            Same as above

          Engineer:                             To be designated by Landlord in writing.

          III. PLANS. The term "Plans: herein shall refer to the Space Plan and Construction Drawings collectively. The term Planner herein shall refer to the Space Planner, Architect or Engineer, as appropriate, each of whom shall be retained by Landlord. Tenant has sole responsibility to provide all information concerning its space planning requirements to the Planner. Landlord shall cause the Planner to prepare the Plans, and to obtain Tenant's final approval thereof (including all revisions) by the dates set forth above. Such dates are critical and of the essence hereof with respect to contracting out the Work, obtaining permits, and achieving substantial completion by the Commencement Date. The commencement of Base Rent and all other rent due under the Lease (collectively referred to herein as "Rent") shall not be postponed based on any delays in planning except to the extent expressly provided below. The Plans shall be signed or initialed by Tenant, if requested by Landlord, and shall be prepared and approved in accordance with the following provisions:

          (a) Space Plan. By the Space Plan Date, Tenant shall: (1) provide Space Planner with all information concerning Tenant's requirements in order for Space Planner to prepare the Space Plan, (2) cause Space Planner to complete Tenant's Space Plan, (3) obtain Landlord's written approval thereof, and (4) provide three (3) copies thereof to Architect. "Space Plan" herein means a floor plan, drawn to scale, showing (i) demising walls, interior walls and other partitions, including type of wall or partition and height, (ii) doors and other openings in such walls or partitions, including type of door and hardware, (iii) any floor or ceiling openings, and any variations to building standard floor or ceiling heights, (iv) electrical outlets, and any restrooms, kitchens, computer rooms, file cabinets, file rooms and other special purpose rooms, and any sinks or other plumbing facilities, or other special electrical, HVAC, plumbing or other facilities or equipment, including all special loading, (v) communications system, including location and dimensions of equipment rooms, and telephone and computer outlet locations, (vi) special cabinet work or other millwork items,
(vii) any space planning considerations under the Disabilities Acts, (viii) finish selections (i.e., color selection of painted areas, and selection of floor and any special wall coverings from Landlord's available building standard selections) (which selections Tenant may defer until the Construction Drawings
Date), and (ix) any other details or features reasonably required in order to obtain a preliminary cost estimate as described in Section IV or otherwise reasonably requested by Architect, Engineer or Landlord in order for the Space Plan to serve as a basis for preparing the Construction Drawings.

          (b) Construction Drawings. By the Construction Drawings Date, Tenant shall: (1) provide all information concerning Tenant's requirements in order for Architect and Engineer to prepare the Construction Drawings, (2) cause Architect and Engineer to complete the Construction Drawings (which shall include at least three (3) mylar sepias, or such other quantity as Landlord may reasonably require), and (3) obtain Landlord's written approval thereof. "Construction Drawings" herein means fully dimensioned architectural construction drawings and specifications, and any required engineering drawings (including mechanical, electrical, plumbing, air-conditioning, ventilation and heating), and shall include any applicable items described above for the Space Plan, and to the extent applicable: (i) electrical outlet locations, circuits and anticipated usage therefor, (ii) reflected ceiling plan, including lighting, switching, and any special ceiling specifications, (iii) duct locations for heating, ventilating and air-conditioning equipment, (iv) details of all millwork, (v) dimensions of all equipment and cabinets to be built in, (vi) furniture plan showing details of space occupancy, (vii) keying schedule, (viii) lighting arrangement, (ix) location of print machines, equipment in lunch rooms, concentrated file and library loadings and any other equipment or systems (with brand names wherever possible) which require special consideration relative to air-conditioning, ventilation, electrical, plumbing, structural, fire protection, life-fire-safety system, or mechanical systems, (x) special heating, ventilating and air conditioning equipment and requirements, (xi) weight and location of heavy equipment, and anticipated loads for special usage rooms,
(xii) demolition plan, (xiii) partition construction plan, (xiv) all requirements under the Disabilities Acts and other governmental requirements, and (xv) final finish selections, and any other details or features reasonably required in order to obtain a final cost estimate as described in Section IV or otherwise reasonably requested by Architect, Engineer or Landlord in order for the Construction Drawings to serve as a basis for contracting the Work.

          (c) Landlord's approval of Plans. Landlord shall either approve any Plans or revisions submitted pursuant hereto or disapprove of the same with suggestions for making the same acceptable. Landlord shall not unreasonably withhold approval if the Plans provide for a customary office layout, with finishes and materials generally conforming to building standard finishes and materials currently being used by Landlord at the Building, are compatible with the Building's shell and core construction, and if no modifications will be required for the Building electrical heating, airconditioning, ventilation, plumbing, fire protection, life-fire-safety, or other systems or equipment, and will not require any structural modifications to the Building, whether required by heavy loads or otherwise. Landlord may request that Tenant approve Landlord's suggested changes in writing (such approval shall not be unreasonably withheld), or Landlord may arrange directly with the Planner for revised Plans to be prepared incorporating such suggestions (in which case, Tenant shall sign or initial the revised Plans and/or Landlord's notice concerning the suggested changes, if requested by Landlord). Landlord's approval of the Plans shall not be deemed a warranty as to the adequacy or legality of the design, and Landlord hereby disclaims any responsibility or liability for the same.

          (d) Governmental Approval of Plans. Landlord shall cause its contractor to apply for any normal building permits required for the Work which are issued pursuant to a local building code as a ministerial matter. If the Plans must be revised in order to obtain such building permits, Landlord shall promptly notify Tenant. In such case, Tenant shall promptly arrange for the Plans to be revised to satisfy the building permit requirements and shall submit the revised Plans to Landlord for approval as a Change Order under Section III(e). Landlord shall have no obligation to apply for any zoning, parking or sign code amendments, approvals, permits or variances, or any other governmental approval, permit or action (except normal building permits as described above). If any such other matters are required, Tenant shall promptly seek to satisfy such requirements or revise the Plans to eliminate such requirements. Delays in substantially completing the Work by the Commencement Date as a result of requirements for building permits or other governmental approvals, permits or actions shall affect the Commencement Date and commencement of Rent only to the extent provided in Section V.

          (e) Changes After Plans Are Approved. If Tenant shall desire any changes, alterations, or additions to the Plans after they have been approved by Landlord, Tenant shall submit a detailed written request or revised Plans (the "Change Order") to Landlord for approval. If reasonable and practicable and generally consistent with the Plans theretofore approved, Landlord shall not unreasonably withhold approval, but all costs in connection therewith, including, without limitation, construction costs, permit fees, and any additional plans, drawings and engineering reports or other studies or tests, or revisions of such existing items, shall be paid for by Tenant as a Tenant's Cost under Section IV. The cost of any corrections for errors or omissions made by any space planner, architect, engineer or contractor recommended or engaged by Tenant, including corrections for unforeseen or concealed conditions, shall be borne by Tenant.

          (f) Planning Delays. If the Plans are not prepared and approved by the dates set forth above for any reason (including revisions required by Landlord pursuant to this Section and revisions by Tenant to reduce Tenant's Cost pursuant to Section IV (collectively called "Delays in Planning"), the commencement of Rent shall not be postponed under any circumstances, except to the extent that Tenant is unable to use the Premises because substantial completion of the Work is delayed beyond the Commencement Date as a result of one or more of the following events (collectively called "Landlord Delays"): (1) Landlord takes more than fifteen (15) working days to approve or disapprove the Plans or revisions thereof after receiving the same (or such longer time as may be reasonably required in order to obtain any additional engineering or HVAC report or due to other special or unusual features of the Work or Plans), or (2) Landlord takes more than thirty (30) working days to provide Tenant with cost estimates after receiving Plans sufficiently detailed for such purposes (this provision shall only apply if Landlord elects to provide cost estimates under
Section IV below).

          (g) Planning for Disabilities Acts. Tenant shall be responsible for matters under the Disabilities Acts relating to the Premises or improvements thereto. Without limiting the generality of the forgoing, Tenant shall: (a) provide complete and accurate information such that the Plans will comply with the Disabilities Acts, and update such information as needed, and (b) be responsible for any changes to the Work or Premises resulting from changes in Tenant's employees, business operations or the Disabilities Acts. Without limitation as to other provisions, Tenant hereby expressly acknowledges that Tenant's indemnity and related obligations under the Lease shall apply to violations of this provision.

          IV. COST OF THE WORK, ALLOWANCE AND TENANT'S COST.

          (a) Cost of the Work. Except for the Allowance to be provided by Landlord hereunder, Tenant shall pay the entire cost (herein referred to as the "Cost of the Work") for or related to: (1) the Work, including, without limitation, costs of labor, hardware, equipment and materials, contractors' charges for overhead and fees, and so-called "general conditions" (including rubbish removal, utilities, freight elevators, hoisting, field supervision, building permits, occupancy certificates, inspection fees, utility connections, bonds, insurance, sales taxes, and the like), (2) the Plans, including, without limitation, all revisions thereto, and engineering reports, or other studies, reports or tests, air balancing or related work in connection therewith, and (3) Landlord's costs and administrative fee described below. "Work" herein means:
(i) the improvements and items of work shown on the final approved Plans (including changes thereto approved by Landlord), and (ii) any demolition, preparation or other work required in connection therewith, including without limitation, structural or mechanical work, additional HVAC equipment or sprinkler heads, or modifications to any building mechanical, electrical, plumbing or other systems and equipment or relocation of any existing sprinkler heads, either within or outside the Premises required as a result of the layout, design, or construction of the Work or in order to extend any mechanical distribution, fire protection or other systems from existing points of distribution or connection, or in order to obtain building permits for the work to be performed within the Premises (unless Landlord requires that the Plans be revised to eliminate the necessity for such work). The Cost of the Work shall include a Landlord administrative fee equal to five percent (5%) of all other amounts included in the Cost of the Work.

          (b) Allowance. Landlord shall provide a construction allowance (the "Allowance") of up to Thirty-Five Dollars ($35.00) per rentable square foot of area within which the Work will be performed in the Premises (i.e., $483,700.00) towards: (i) costs of the Space Plan and Construction Drawings, provided such costs, as a share of the Allowance, shall not exceed Two and One-Half Dollars ($2.50) per rentable square foot (ie., $34,550.00), (ii) costs of permanent leasehold improvements included in the Work, including labor, hardware, equipment and materials, contractors' charges for overhead and fees, and general conditions, and (iii) Landlord's costs and administrative fee, as described above. The Allowance shall not be used for any other purpose, such as, but not limited to, furniture, trade fixtures, cabling or personal property. If all or any portion of the Allowance shall not be used, Landlord shall allocate to Tenant the unused portion at a rate of One and One-Half Dollars ($1.50) per rentable square foot of the Premises for payment of Tenant's real estate consulting fees. If Landlord terminates the Lease or Tenant's right to possession based on an Event of Default by Tenant, Tenant shall repay Landlord on demand for the amount of the Allowance provided hereunder, as additional damages, without in any way limiting Landlord's other rights or remedies.

          (c) Tenant's Cost: Estimates and Payments. Any portion of the Cost of the Work exceeding the Allowance is referred to herein as "Tenant's Cost." Landlord may at any time estimate Tenant's Cost in advance, or revise any such estimate, in which case, Tenant shall deposit the estimated amount (or the increase reflected in any revised estimate) with Landlord within three (3) days after Landlord so requests. If the Work involves progress payments, Landlord shall apply the amounts deposited by Tenant first. If, after final completion and payment for the Work, the actual amount of Tenant's Cost exceeds the estimated amount, Tenant shall pay the difference to Landlord within three (3) days after Landlord so requests. If such estimated amount exceeds the actual amount of Tenant's Cost, Landlord shall provide a refund of the difference. Tenant's Cost shall be deemed "rent" under the Lease (and all remedies for the non-payment of rent shall be available to Landlord therefor), and Tenant's obligations under the Lease to keep the Premises and Building free of liens shall apply to any liens arising from any failure to pay Tenant's Cost hereunder.

          (d) Tenant's Approval and Nature of Cost Estimates. Landlord may request Tenant's written approval of any cost estimate hereunder. Tenant shall not unreasonably withhold such approval, and shall approve or disapprove the same in writing within three (3) days after Landlord so requests. If Tenant reasonably disapproves of any such estimate, Tenant shall meet with the Planner and eliminate or substitute items in order to reduce Tenant's Cost in connection with preparing a revised version of the Plans as a Change Order pursuant to
Section III above, but the foregoing dates to complete the Plans shall not be extended thereby. Any cost estimates based on a Space Plan will be preliminary in nature, and may not be relied on by Tenant. Any written estimate of Tenant's Cost prepared by Landlord's contractor based on the approved Construction Drawings is also an estimate only and not a price guaranty, and is subject to increases, including, but not limited to, increases based on: (a) changes in the Construction Drawings or the Work, (b) increases in costs of labor or materials or the delivery thereof, (c) concealed conditions encountered on the job site, (d) new legal requirements becoming effective following preparation of the estimate, (e) overtime labor required in order to substantially complete the Work by the Commencement Date, or (f) strikes, acts of God, shortages of materials or labor, or other causes beyond Landlord's reasonable control.

          V. CONSTRUCTION.

          (a) Landlord to Arrange Work. Provided Tenant completes the Plans on time and deposits with Landlord an amount equal to Landlord's estimate of Tenant's Cost as provided above, and is not then in violation of the Lease (including this exhibit), Landlord shall use reasonable efforts to cause Landlord's contractor to substantially complete the Work by the Commencement Date. Landlord reserves the right to substitute comparable or better materials and items for those shown in the Plans, so long as they do not materially and adversely affect the appearance of the Premises. Landlord shall use Skyline Construction as its general contractor. Landlord's general contractor shall competitively bid all major subcontractors.

          (b) Landlord's Work. Landlord shall, at Landlord's sole expense, prior to Tenant's taking occupancy of the Premises, complete any work in the restrooms located in the Premises necessary to cause such restrooms to comply with applicable building codes, including, without limitation, the Disabilities Act.

          (c) Substantial Completion and Walk-Through. Landlord shall be deemed to have "substantially completed" the Work for purposes hereof if Landlord has caused the Work to be sufficiently completed such that Tenant can reasonably use the Premises or complete any improvements or changes to the Premises to be made by Tenant. When Landlord notifies Tenant that the Work has been substantially completed, either party may request a joint walk-through inspection in order for Tenant to identify any necessary final completion or other "punchlist" items. Neither party shall unreasonably withhold approval concerning such items. If Tenant fails to participate in a walk-through as provided above, or otherwise fails to object to Landlord's notice of substantial completion in writing within three (3) business days thereafter specifying in detail the items of work needed to be performed in order for substantial completion, Tenant shall be deemed conclusively to have agreed that the Work is substantially completed for purposes of the Commencement Date and commencement of Rent under the Lease as of the date set forth in Landlord's notice. If there is any dispute as to whether Landlord has substantially completed the Work, Landlord may request a good faith decision by Landlord's architect which shall be final and binding on the parties.

          (d) Final Completion. Substantial completion shall not prejudice Tenant's rights to require full completion of any remaining items of Work, which Landlord shall use reasonable efforts to complete promptly after substantial completion has occurred. If Landlord notifies Tenant in writing that the Work is fully completed, and Tenant fails to object thereto in writing within five (5) business days thereafter specifying in detail the items of work needed to be completed and the nature of work needed to complete said items, Tenant shall be deemed conclusively to have accepted the Work as fully completed (or such portions thereof as to which Tenant has not so objected). In connection with the Work, Landlord: (1) shall cause building standard suite identification signage, and building standard window blinds, to be installed (to the extent not already existing), and (2) will cause a contractor to perform air balancing tests on the Premises and adjust the HVAC system as a result thereof. The costs of such items may be charged against the Allowance, and if the Allowance shall be insufficient, Tenant shall pay Landlord for such costs as additional rent within thirty (30) days after billed.

          (e) Construction Delays. If the Work is not substantially completed by the Commencement Date, commencement of Rent shall be postponed to the extent that Tenant is unable to use the Premises as a result, except to the extent that delays occur as a result of one or more of the following (collectively called "Tenant Delays"): (1) Delays in Planning as described above (except for Landlord Delays), (2) Tenant's requests for changes to the Work or Change Orders under
Section III, or otherwise, whether or not approved by Landlord, (3) Tenant's failure to approve estimates of Tenant's

Cost or furnish an amount equal to Landlord's estimate of Tenant's Cost within the time required under Section IV (which shall give Landlord the absolute right to postpone or suspend the Work until such amount is furnished to Landlord, without limiting Landlord's other remedies), (4) any upgrades, special work or other non-building standard items, or items not customarily provided by Landlord to office tenants, to the extent that the same involve longer lead times, installation times, delays or difficulties in obtaining building permits, requirements for any governmental approval, permit or action beyond the issuance of normal building permits (as described in Section III), or other delays not typically encountered in connection with Landlord's standard office improvements, (5) the performance by Tenant or Tenant's Contractors, agents or employees of any work at or about the Premises or Building, or (6) any act or omission of Tenant or Tenant's Contractors, agents or employees, or any breach by Tenant of any provisions contained in the Lease, or any failure of Tenant to cooperate with Landlord or otherwise act in good faith in order to cause the Work to be designed and performed in a timely manner.

          (f) Landlord's Role. The parties acknowledge that neither Landlord nor its managing agent is an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Landlord and its managing agent shall have no responsibility for construction means, methods or techniques or safety precautions in connection with the Work, and do not guarantee that the Plans or Work will be free from errors, omissions or defects, and shall have no liability therefor. In the event of such errors, omissions or defects, Landlord shall cooperate in any action Tenant desires to bring against such parties.

          VI. WORK PERFORMED BY TENANT. Landlord, at Landlord's discretion, may permit Tenant and any of Tenant's space planners, architects, engineers, contractors, suppliers, employees, agents and other such parties (collectively, "Tenant's Contractors") to enter the Premises prior to completion of the Work in order to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to completion of the Work, then such permission shall be deemed a license only and not a lease, and is conditioned upon: (a) Tenant obtaining Landlord's prior written approval of such entry, Tenant's Contractors and the work they will perform, and complying with all of the other requirements of the Lease pertaining to work performed by Tenant in the Premises, all insurance requirements under the Lease, and all other conditions imposed by Landlord for the prior submission of security, affidavits and lien waivers or otherwise in connection therewith, (b) Tenant and Tenant's Contractors working in harmony and not interfering with Landlord and Landlord's space planners, architects, engineers, contractors, suppliers, employees, agents and other such parties (collectively, "Landlord's Contractors") in doing the Work or with other tenants and occupants of the Building, and (c) Tenant paying for any utilities and services consumed in connection with such work. If at any time such entry shall cause or threaten to cause such disharmony or interference, or violate any of the other foregoing requirements, in Landlord's sole opinion, Landlord shall have the right to revoke such license immediately upon oral or written notice to Tenant. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any decorations, fixtures, personal property, installations or other improvements or items of work installed, constructed or brought upon the Premises by or for Tenant or Tenant' Contractors prior to completion of the Work, all of the same being at Tenant's sole risk, and Tenant hereby agrees to protect, defend, indemnify and hold Landlord and its employees, agents, and affiliates harmless from all liabilities, losses, damages, claims, demands, and expenses (including attorneys' fees) arising from early entry to the Premises pursuant hereto.

          VII. MISCELLANEOUS.

          (a) Interpretation. If this Work Letter is attached as an Exhibit to an amendment to an existing lease ("Original Lease"), whether such amendment adds space, relocates the Premises or makes any other modifications, the term "Lease" herein shall refer to such amendment, or the Original Lease as amended, as the context implies. By way of example, in such case, references to the "Premises" and "Commencement Date" herein shall refer, respectively, to such additional or relocated space and the effective date for delivery thereof under such amendment, unless expressly provided to the contrary herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Lease.

          (b) Application. This Exhibit shall not apply to any additional space added to the Premises at any time, whether by any options or rights under the Lease or otherwise, or to any portion of the Premises in the event of a renewal or extension of the Term of the Lease, whether by any options or rights under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement thereto.

          (c) Lease Provisions and Modification. This Exhibit is intended to supplement and be subject to the provisions of the Lease, including, without limitation, those provisions requiring that any modification or amendment be in writing and signed by authorized representatives of both parties.

                           TENANT EXPANSION AGREEMENT

     THIS AGREEMENT made and entered into as of this 29th day of January, 1999, by and between MARKET & SECOND, Inc., a Delaware corporation ("Landlord"), and NextCard, Inc., a California corporation, successor in interest to Internet Access Financial Corporation, Inc., a California corporation ("Tenant").

     A. Landlord and Tenant have heretofore entered into that certain lease dated September 27, 1997, for premises (the "Premises") described as Suite 1800, initially containing approximately 13,820 rentable square feet, in the property known as 595 Market Street, San Francisco, CA (the "Building"), which lease has hereto been amended by instrument dated May 2, 1998 and September 9, 1998 (collectively, the "Lease").

     B. Tenant has requested that additional space in the Building consisting of approximately 1,855 square feet of rentable space shown on Exhibit A, attached hereto and incorporated herein (the "Expansion Space") be added to the Premises, and that the Lease be appropriately amended, and Landlord is willing to do the same, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the parties do hereby agree as follows:

     1. EXPANSION. Effective as February 1, 1999 (the "Commencement Date"), the Expansion Space shall be added to and become a part of the Premises, subject to all of the terms and conditions of the Lease currently in effect, except as expressly modified herein. Tenant's amended rentable square footage during the term of this Tenant Expansion Agreement shall be 15,675 rsf.

     2. TERM. The term of this Tenant Expansion Agreement for the Expansion Space shall commence effective February 1, 1999 and shall terminate effective February 28, 1999.

     3. RENTALS AND OTHER CHARGES. The base monthly rent due under the Lease for the Expansion Space shall be $7,110.83 for the period from February 1, 1999 through and including February 28, 1999. The rent payable by Tenant during any holdover period shall be subject to the provisions of Article 18 of the Lease, including the payment of holdover rent. The base rentals and all other charges respecting the Expansion Space are sometimes herein called the "Expansion Space Rent".

     4. POSSESSION. Tenant is currently in possession of the Expansion Space and has inspected the Expansion Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements. Any construction, alterations or improvements made to the Expansion Space by Tenant shall be subject to Landlord's prior written approval including without limitation, approval of the plans, specifications, contractors and subcontractors therefor, and all applicable terms and conditions of the Lease relating to construction, alterations or improvements of the Premises, and such other reasonable requirements or conditions as Landlord may impose. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Expansion Space Rent.

     5. WHOLE AGREEMENT. This Agreement and the Lease sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. As amended herein, the Lease between the parties shall remain in full force and effect. In case of any inconsistency between the provisions of the Lease and this Agreement, the latter provisions shall govern and control. Under no circumstances shall this Agreement be deemed to grant any right to Tenant to further expand the Premises.

     6. NOT AN OFFER. Submission of this Agreement by Landlord is not an offer to enter this Agreement, but a solicitation for such an offer by Tenant. Landlord shall not be bound by this Agreement until Landlord has executed and delivered the same to Tenant.

     IN WITNESS WHEREOF, the Landlord and Tenant have duly executed this Agreement as of the day and year first above written.


WITNESSES; ATTESTATION

TENANT:                            LANDLORD:

NEXTCARD, INC.                     MARKET & SECOND, INC.
A CALIFORNIA CORPORATION           A DELAWARE CORPORATION


By: /s/ [SIG]                      By: /s/  RON KILBY
  ----------------------             ----------------------
                                      RON KILBY

Its: VP, Human Resources           Its: Authorized Signatory
  ----------------------             ----------------------


By: /s/ [SIG]                      By: /s/ [SIG]
  ----------------------             ----------------------


Its: General Counsel &           Its: Authorized Signatory
     Secretary
  ----------------------             ----------------------

                                   EXHIBIT A

                                EXPANSION SPACE




                               [MAP OF FLOOR 22]

                        [SILICON VALLEY BANK LETTERHEAD]

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB98IS1090

BENEFICIARY:   MARKET & SECOND, INC.              SEPTEMBER 23, 1998
               C/O GSIC REALTY CORP
               255 SHORELINE DR., STE 600
               REDWOOD CITY, CA 94065
               AS "LANDLORD"

  APPLICANT:   INTERNET ACCESS FINANCIAL CORP.
               595 MARKET ST. # 950
               SAN FRANCISCO, CA 94105
               AS "TENANT"

     AMOUNT:   USD 450,000.00
               (FOUR HUNDRED FIFTY THOUSAND AND 00/100 USDOLLARS)

EXPIRY DATE:   OCTOBER 31, 1999

   LOCATION:   AT OUR COUNTER IN SANTA CLARA

DEAR SIR/MAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB98IS1090 IN YOUR FAVOR. AVAILABLE BY PAYMENT WITH SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTN: INT'L DEPT. OF BENEFICIARY'S DRAFT AT SIGHT DRAWN ON US, AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

     1.   THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENT IF ANY.

     2.   A SIGNED AND DATED CERTIFICATION FROM THE BENEFICIARY STATING THE
          FOLLOWING:

          "(a). AN EVENT OF DEFAULT (AS DEFINED IN THE LEASE) HAS OCCURRED BY INTERNET ACCESS FINANCIAL CORP. AS TENANT UNDER THAT CERTAIN LEASE AGREEMENT BETWEEN TENANT, AND MARKET & SECOND, INC., AS LANDLORD. FURTHERMORE THIS IS TO CERTIFY THAT: (I) LANDLORD HAS GIVEN WRITTEN NOTICE TO TENANT TO CURE THE DEFAULT PURSUANT TO THE TERMS OF THE LEASE; (II) SUCH DEFAULT HAS NOT BEEN CURED UP TO THIS DATE OF DRAWING UNDER THIS LETTER OF CREDIT; AND (III) THE TERMS AND CONDITIONS OF THE LEASE AUTHORIZE LANDLORD TO NOW DRAW DOWN ON THE LETTER OF CREDIT, OR

          (b). LANDLORD HAS NOT RECEIVED A REPLACEMENT LETTER OF CREDIT OR AN EXTENSION TO THIS LETTER OF CREDIT PURSUANT TO THE TERMS OF THE LEASE BY THE DATE WHICH IS TEN (10) DAYS PRIOR TO EXPIRATION OF THIS LETTER OF CREDIT, AND

          (c).      THIS IS TO CERTIFY THAT LANDLORD WILL HOLD FUNDS DRAWN
                    UNDER THIS LETTER OF CREDIT AS SECURITY DEPOSIT FOR TENANT OR APPLY SAID FUNDS TO TENANT'S OBLIGATION UNDER THE LEASE."

                        [SILICON VALLEY BANK LETTERHEAD]

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB98IS1090
DATED SEPTEMBER 23, 1998


ALL DOCUMENTS INCLUDING DRAFT(S) MUST INDICATE THE NUMBER AND DATE OF THIS
CREDIT.
EACH DRAFT PRESENTED HEREUNDER MUST BE ACCOMPANIED BY THIS ORIGINAL LETTER OF CREDIT FOR OUR ENDORSEMENT THEREON OF THE AMOUNT OF SUCH DRAFT(S).

DOCUMENTS MUST BE SENT TO US VIA OVERNIGHT COURIER (I.E. FEDERAL EXPRESS, UPS, DHL OR ANY OTHER EXPRESS COURIER) AT OUR ADDRESS:
SILICON VALLEY BANK, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054
ATTN: INTERNATIONAL DIVISION.

WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AND NEGOTIATED IN CONFORMANCE WITH THE TERMS AND CONDITIONS OF THE SUBJECT CREDIT WILL BE DULY HONORED ON PRESENTATION.

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION 500.


           [SIG]                                           [SIG]
--------------------------------              -------------------------------
     AUTHORIZED SIGNATURE                           AUTHORIZED SIGNATURE



                                  PAGE 2 OF 2